Prospectus Supplement                                      82132  4/02

dated April 1, 2002 to:
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Putnam Variable Trust
Prospectuses dated April 30, 2001

With respect to Putnam VT Global Growth Fund, the fund's Trustees have approved a change in the fund's investment policies to adopt a "blend" investment style, targeting companies believed to be worth more than their current stock prices indicate, with no predetermined bias toward growth- or value-style stocks. The transitioning of current portfolio holdings to conform to this new investment approach will occur over the next several months and will involve certain transaction costs. Thus, the prospectus is revised as follows.

With respect to Putnam VT Global Growth Fund (to the extent that this prospectus otherwise offers this fund), the fund will be listed on the front cover under the Fund heading "Blend Funds."

The description of main investment strategies with respect to Putnam VT Global Growth Fund (to the extent that this prospectus otherwise offers this fund) under "Fund summaries" is revised to read:

MAIN INVESTMENT STRATEGIES -- GLOBAL STOCKS

We invest mainly in common stocks of companies worldwide. We first select the countries and industries we believe are attractive, then we look for companies with stock prices that reflect a value lower than that which we place on the company or whose earnings we believe are likely to grow over time. We also look for the presence of facts that we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

In the section entitled "Who manages the funds?" the chart entry with respect to Putnam VT Global Growth Fund (to the extent that this prospectus otherwise offers this fund) is replaced with the following:

Putnam Management's Global Core Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.

With respect to Putnam VT Investors Fund, the fund's Trustees have approved a change in the fund's investment policies to adopt a "blend" investment style, targeting companies believed to be worth more than their current stock prices indicate, with no predetermined bias toward growth- or value-style stocks. The transitioning of current portfolio holdings to conform to this new investment approach will occur over the next several months and will involve certain transaction costs. Thus, the prospectus is revised as follows.

With respect to Putnam VT Investors Fund (to the extent that this prospectus otherwise offers this fund), the fund will be listed on the front cover under the Fund heading "Blend Funds."

The description of main investment strategies with respect to Putnam VT Investors Fund (to the extent that this prospectus otherwise offers this fund) under "Fund summaries" is revised to read:

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

In the section entitled "Who manages the funds?" the chart entry with respect to Putnam VT Investors Fund (to the extent that this prospectus otherwise offers this fund) is replaced with the following:

Putnam Management's U.S. Large Cap Core Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.

In the section entitled "Who manages the funds?" the chart entry with respect to Putnam VT Voyager Fund (to the extent that this prospectus otherwise offers this fund) is replaced with the following:

Putnam Management's Large-Cap Growth and Specialty Growth Teams have primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.

40009                                                        HV-3536
Putnam-SUP-6


PUTNAM INVESTMENTS

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